                           PHOTOGEN TECHNOLOGIES, INC.

                     INCENTIVE STOCK OPTION AWARD AGREEMENT


      THIS AWARD AGREEMENT ("Agreement") is made effective as of the 1st day of August, 2000, by and between Photogen Technologies, Inc., a Nevada corporation (the "Company"), and Brooks Boveroux (the "Optionee").

                              W I T N E S E T H:

      WHEREAS, the Company, through its Compensation Committee (the "Committee"), desires to grant to the Optionee an incentive stock option pursuant to its Senior Executive Long Term Incentive Compensation Plan, as amended (the "Plan") to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock").

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. Grant of Option and Tax Consequences. Subject to the terms and conditions of this Agreement and the Plan, a copy of which has been delivered to the Optionee, the Company hereby grants to the Optionee the right and option to purchase from the Company all or part of an aggregate of 1,000,000 shares of Common Stock (the "Option"). The per share exercise price at which the shares subject to Option may be purchased by Optionee shall be $8.25, which price equals the closing sale price of the Common Stock as reported by the Nasdaq SmallCap Market on the effective date of grant of this Option. This Option is intended to qualify as an Incentive Stock Option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") (except to the extent limited by Section 422(d) of the Code, in which case such portion of the Option that does not qualify as an Incentive Stock Option under Section 422(a) shall be a Non-Qualified Stock Option). Optionee should seek advice from his or her tax advisor concerning the Federal and State income tax consequences of the Options and disposition of the Common Stock following exercise.

      2. Time of Exercise. The Option will vest in accordance with, and Optionee's right to exercise this Option shall be subject to, the following:

      333,333 Shares covered by the Option will vest and may first be exercised on the first anniversary date of this Agreement; 333,333 additional Shares will vest and may first be exercised on the second anniversary date of this Agreement; and 333,334 additional Shares will vest and may first be exercised on the third anniversary date of this Agreement.

Notwithstanding anything in this Agreement (including, without limitation, Section 5, below) to the contrary, the right to exercise this Option shall in all events expire at the close of business on the tenth anniversary of the date of this Agreement, unless such right expires and terminates sooner in accordance with this Agreement and the Plan. The Optionee's right to exercise this Option shall be accelerated as provided in Section 5 below and as may be provided by action of the Committee.

      3. ISO Provisions.

            (a) Optionee represents and warrants to the Company that Optionee does not own, directly or by reason of the applicable attribution rules in Code
Section 424(d) and related Treasury Regulations, more than 10% of the total combined voting power of all classes of share capital of the Company or an Affiliate.

            (b) Optionee understands and agrees that Code Section 422(d) provides that to the extent the Fair Market Value of stock with respect to which incentive stock options are exercisable for the first time (and thereby vest) during any calendar year (under the Plan and any other incentive stock option plan of the Company or an Affiliate) exceeds $100,000, such excess options will be non-qualified stock options. Accordingly, Optionee agrees that to the extent this Option first becomes exercisable in any year with respect to stock whose Fair Market Value exceeds $100,000, the remaining portion of the Option that first becomes exercisable in that year shall be a Non-Qualified Stock Option.

            (c) Optionee agrees to notify the Company in writing immediately after Optionee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of the Option. A "Disqualifying Disposition" is any disposition (including any sale) of such Shares before the later of (i) two years after the date the Optionee was granted the Option hereunder, or (ii) one year after the date the Optionee acquired Shares by exercising any part of the Option. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

      4. Method of Exercise and Payment for Shares. This Option shall be exercised by written notice directed to the Company at its principal office, specifying the number of Shares to be acquired upon such exercise and indicating that the exercise is being paid for (i) in cash, or (ii) if applicable, by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the Optionee upon the exercise of the Option and sale of underlying Shares. Full payment for the Shares to be purchased on exercise shall accompany the notice, as applicable. The Option may be exercised by the designated beneficiary or legal representative of Optionee in accordance with
Section 8 of the Plan.


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      5. Termination of Option. Optionee is a party to that certain Employment
Agreement with the Company dated as of August 1, 2000 (the "Employment Agreement"). Section 8 of the Employment Agreement provides that the Employment Agreement and Optionee's employment by the Company may be terminated upon the occurrence of certain events. The effective date of the termination under the Employment Agreement is referred to herein as the "Effective Date." The Options subject to this Agreement will terminate in accordance with the following provisions (subject to Section 2, above) if the Employment Agreement terminates:

            (a) If the Employment Agreement is terminated pursuant to Sections 8(b)(i)(1) or (2) or Section 8(b)(ii) thereof, all Options that were not vested on or before the Effective Date and all vested Options that Optionee does not exercise before the Effective Date shall terminate as of the Effective Date.

            (b) If the Employment Agreement is terminated pursuant to Section 8(b)(i)(3) thereof, Optionee (or his estate or personal representative) will have three years after the Effective Date to exercise any Options that vested in accordance with this Agreement before the Effective Date; provided, that if the Effective Date occurs after the first anniversary of this Agreement because Optionee dies or becomes disabled (under the standards of Section 8(b)(i)(3) of the Employment Agreement) all Options shall immediately vest and become exercisable as of the Effective Date. All Options that were not vested on or before the Effective Date shall terminate as of the Effective Date and all vested Options that Optionee does not exercise within such three-year period shall terminate as of the end of such three-year period.

            (c) If the Employment Agreement is terminated pursuant to Section 8(b)(iii) thereof, Options shall vest as follows: (i) if such termination occurs before the first anniversary of this Agreement, the 333,333 Options scheduled to vest at such first anniversary shall instead vest and become exercisable as of the Effective Date; (ii) if such termination occurs during the second year of this Agreement (that is, between the first and second anniversary of this Agreement), Options scheduled to vest at the end of the second year shall vest pro rata, so that 27,777.75 Options shall vest and become exercisable for each month Optionee is employed during the second year of this Agreement up to and including the month in which the Effective Date occurs (rounded up or down to the nearest whole share); and (iii) if such termination occurs during the third year of this Agreement (that is, between the second and third anniversary of this Agreement), all Options scheduled to vest during the third year shall vest as of the Effective Date. Optionee will have three years after the Effective Date to exercise vested Options. All Options that were not vested on or before the Effective Date shall terminate as of the Effective Date and all vested Options that Optionee does not exercise within such three-year period shall terminate as of the end of such three- year period.


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            (d) If Optionee retires, vested Options may be exercised for 90 days after such retirement in accordance with the Plan; and any vested Options that have not been exercised within such 90-day period shall automatically be converted into Non-Qualified Stock Options and may be exercised within three years after Optionee's retirement.

            (e) If the parties fail to renew this Agreement after the Initial or any Renewal Term, all vested Options will remain exercisable for three years.

            (f) Upon the occurrence of a Change in Control, Options shall be treated in the manner set forth in Section 10 of the Plan.

      6. Adjustment. The Committee shall make adjustments to the aggregate number and kind of shares or other securities subject to this Option and in the purchase price of this Option to reflect any change in the capitalization of the Company as contemplated in Section 4(b) of the Plan.

      7. Option Non-Assignable and Non-Transferable. This Option and all rights hereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative, and as otherwise permitted by the Plan (including, without limitation, Section 6(h)(ii) hereof). The Plan and this Agreement shall be binding upon the Optionee and any permitted successors and assigns.

      8. Limitation of Rights.

            (a) No Rights as an Employee. Nothing in this Agreement or the Plan shall be deemed to: create or affect any contract of employment between the Optionee and Company or an Affiliate; prevent the Company or an Affiliate from terminating Optionee's employment; give Optionee a right to be retained in employment by the Company or any Affiliate for any period of time; confer on any person any right to be selected as a Participant under the Plan or the right to any other compensation, remuneration or benefits (except to the extent expressly set forth in this Agreement).

            (b) No Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to the shares covered by this Option until the date the Optionee tenders full payment of the exercise price for the portion of the Option being exercised and the issuance of a stock certificate therefor, and no adjustment will be made for any dividends or other rights for which the record date is prior to the date such certificate is issued.


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

      9. Stock Legend. The Optionee hereby represents and warrants to the Company that upon exercise of any portion of the Option hereunder that the Optionee will be acquiring such Shares for his or her own account, for investment and not with a view to, or for the sale in connection with, the distribution of any such Shares except in compliance with applicable securities laws. The Optionee hereby agrees that the following legend shall be endorsed upon the certificates evidencing the Optionee's Shares issued pursuant to the exercise of this Option (unless there is an effective registration covering such Shares):

            The Shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under state securities laws to the extent applicable. The Shares may not be sold, offered for sale, or otherwise transferred in the absence of an effective registration statement under said Act (and any registration or qualification as may be required under such state laws) or an opinion of counsel satisfactory to the Company and its counsel that such registration or qualification is not required.

      10. Plan Governs. The Optionee acknowledges that he or she has received and reviewed a copy of the Company's Plan and acknowledges that the Award and this Agreement are subject to all the terms and provisions of the Plan which are applicable to Incentive Stock Options. All capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Plan. In the event of any inconsistency between the term of this Agreement and the Plan, the terms of the Plan (all of which are incorporated in this Agreement by reference) shall prevail; provided, however, that the provisions of Section 5 hereof and Section 8 of the Employment Agreement shall prevail over any conflicting provisions of Sections 2(f) or 6(g) of the Plan (it being agreed that the conflicting provisions of Sections 2(f) and 6(g) of the Plan shall not be applicable to this Agreement).

      11. Registration Rights. The Company and Optionee agree to the piggyback registration provisions set forth on Exhibit A attached hereto.


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            IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by one of its duly authorized officers, and the Optionee has affixed his or her signature hereto on the date set forth above.


                              /s/ Brooks Boveroux
                              --------------------------------------------
                              Brooks Boveroux, Optionee


                              Photogen Technologies, Inc.


                              By: /s/ Taffy J. Williams
                                  ----------------------------------------
                                     Taffy J. Williams, Ph.D., President
                                      and Chief Executive Officer


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

                                                                     EXHIBIT A

                         Piggyback Registration Rights

      1. Piggyback Registrations. (a) Right to Piggyback. If, at any time before the Company's registration statement on Form S-8 covering shares issued pursuant to the Senior Executive Long Term Incentive Compensation Plan becomes effective pursuant to the Securities Act the Company shall propose to register Common Stock under the Securities Act (other than in a registration on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, Forms S-4 or S-8 or any successor forms, or in connection with an acquisition or exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), the Company shall give prompt written notice to the Optionee of its intention to effect such a registration and, subject to the other terms of this Exhibit A, shall include in such registration all Registrable Securities that are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein by the Optionee within 10 days after the receipt of the Company's notice (each, a "Piggyback Registration").

            (b) Priority on Piggyback Registrations. If in the Company's reasonable judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company may allocate or reduce the number of shares to be registered hereunder as follows:

            (i) first, up to that number of securities the Company proposes to sell;

            (ii) second, up to that number of registrable securities requested to be included in such registration by the holders of the Series A Convertible Exchangeable Preferred Stock;

            (iii) third, up to that number of registrable securities requested to be included in such registration by the holders of the Series B Convertible Preferred Stock;

            (iv) fourth, up to that number of registrable securities requested to be included in such registration by the holders of Company securities whose registration rights, in the reasonable judgment of the Company, are senior to the registration rights of Optionee hereunder;

            (v) fifth, up to that number of Registrable Securities requested to be included in such registration by the Optionee; and

            (vi) sixth, up to that number of other securities requested to be included in such registration.


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

            (c) Right to Terminate Registration. If, at any time after giving written notice of its intention to effect a Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to Optionee and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

      2. Expenses of Registration. Expenses incurred in connection with Piggyback Registrations shall be borne by the Company.

      3. Holdback Agreements. Optionee agrees, in the event of an underwritten public offering of Common Stock under a registration statement on Form S-1, S-3 or S-4, not to effect any offer, sale, distribution or transfer, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such registration), beginning on the date of receipt of a written notice from the Company setting forth its intention to effect such registration and ending on the earlier of (i) 180 days from the date of receipt of such written notice or (ii) 90 days from the effective date of such Registration Statement.

      4. Registration Procedures. Whenever the Company is under the obligation to register Registrable Securities hereunder, the Company will use all reasonable efforts to effect the registration and the sale of such Registrable Securities, and pursuant thereto the Company will as expeditiously as possible:

            (a) subject to the provisions hereof, prepare and file with the Commission a registration statement within 45 days of the receipt of notice from the Optionee on any form for which the Company qualifies with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the one counsel selected by the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify Optionee of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

            (b) subject to the provisions hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period equal to the shorter of (i) the time at which the registered shares are freely saleable under Rule 144(k), or
(ii) the time by which all registrable securities covered by such registration statement have been sold, and Optionee shall comply with Company's reasonable requests in connection with such termination, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to Optionee such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Optionee;

            (d) use all reasonable efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Optionee to consummate the disposition in such jurisdictions of the Registrable Securities owned by Optionee (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

            (e) notify Optionee, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that the Company shall not be required to amend the registration statement or supplement the Prospectus for a period of up to 90 days if the board of directors determines in good faith that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e), the Optionee shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this Section 6(e);


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

            (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

            (i) make available for inspection by a representative of the Optionee any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

            (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, use all reasonable efforts promptly to obtain the withdrawal of such order; and

            (l) if the registration is an underwritten offering, use all reasonable efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

      5. Obligations of Optionee. Whenever Optionee sells any Registrable Securities pursuant to a Piggyback Registration, Optionee shall be obligated to comply with the applicable provisions of the Securities Act, including the prospectus delivery requirements thereunder, and any applicable state securities or blue sky laws. Optionee shall furnish to the Company such written information regarding Optionee and any distribution proposed by Optionee as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Exhibit A and shall promptly notify the Company of any changes in such information.

      6. Participation in Underwritten Registrations. Optionee may not participate in any registration hereunder which is underwritten unless Optionee
(a) agrees to sell his securities on the basis provided in any underwriting arrangements approved by the Company, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which any prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company shall have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration.

      7. Certain Definitions. As used in this Exhibit, the following terms shall have the following respective meanings:

            "Commission" shall mean the U.S. Securities and Exchange Commission.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

            "Expenses" shall mean all expenses incurred by the Company in complying with Section 1 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration; and all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Optionee, but excluding the costs and fees of any accountants, attorneys or other experts retained personally by the Optionee.
            "Registrable Securities" means any Common Stock of the Company issued or issuable upon exercise of options granted pursuant to the Senior Executive Long Term Compensation Plan, or restricted stock awarded pursuant to such Plan.

            The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended.


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